Exhibit 99.1

PHAZAR CORP Announces Third Quarter 2011 Financial Results

MINERAL WELLS, Texas--(BUSINESS WIRE)--April 26, 2011--PHAZAR CORP, (Nasdaq: ANTP) announced today the unaudited results of operations for the quarter ended March 31, 2011.

Third Quarter Fiscal Year 2011

Revenues for the quarter at $1,991,678 were relatively flat compared to $2,003,995 for the recast third quarter of fiscal year 2010. Prior year’s numbers are recast to reflect the change in our fiscal year end to June 30th from May 31st.

The gross profit margin for the quarter, at 36% is down 12 percentage points from the 48% gross margin reported in the comparable period last year. Start up expenses related to new tower designs for a customer order along with continued increase in plant utilization overhead on lower throughput were the primary factors in the decline.

Sales and administrative expenses were down 29% to $707,997 from $993,975 in the prior year, reflecting continued increase in plant utilization overhead on lower throughput and lower wages in both Engineering and Marketing Departments. Research and development costs of $94,574 were also down $101,358 or 52% from $195,932 last year.

On January 4, 2011, the Company announced that after a thorough review of the progress and status of the True Mesh Network Radio program the Board of Directors concluded that commercial viability and profitability was unlikely to be achievable in the foreseeable future and voted to discontinue further development. As a result, the Company has recorded a charge of $478,361 for discontinued operations, net of tax for the quarter ended March 31, 2011.

The Company recognized a net loss of $550,841, or $0.24 per share for the third quarter, compared to a net loss of $123,821, or $0.05 per share, in last year’s fiscal third quarter.

The continuing budget struggles in Congress would appear to have impacted our federal governmental sales and incoming orders. We have clearly seen a subdued level of bid opportunities in recent months. And severe weather, particularly on the eastern seaboard, negatively impacted and delayed commercial orders and activity in January and February.

Nine Month Period Ending March 31, 2011

The Company reported revenues for the nine-month period of $6,849,510, an increase of $832,818, or 14% compared to $6,016,692 for the comparable recast period last year. Net loss for the nine-month period was $274,456, or $0.12 per share compared to a net loss of $411,315, or $0.18 per share for the comparable period last year.

Backlog of Orders

The Company’s backlog of orders on March 31, 2011, totaled $1,985,379 up 26% compared to backlog of $1,575,399 at March 31, 2010 and down 31% from May 31, 2010.

More information and analysis of PHAZAR CORP’s financial results will be provided in the management discussion and analysis of financial condition and results of operations in the Form 10-Q for the third quarter ended March 31, 2011, estimated to be filed with the Securities and Exchange Commission in mid April, 2011.

The Form 10-Q will also be available at the SEC’s website at www.sec.gov and PHAZAR CORP’S website at www.phazarcorp.com.

Product information is available at www.antennaproducts.com and www.phazar.com.

The common stock of PHAZAR CORP is listed on the NASDAQ Capital Market under the trading symbol “ANTP”. This press release contains forward-looking information within the meaning of Section 29A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performances and underlying assumption and other statements, which are other than statements of historical facts. Certain statements contained herein are forward-looking statements and, accordingly, involve risks and uncertainties, which could cause actual results, or outcomes to differ materially from those expressed in the forward-looking statements. The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including without limitations, management’s examination of historical operating trends, data contained in the Company’s records and other data available from third parties, but there can be no assurance that management’s expectations, beliefs or projections will result, or be achieved, or accomplished.

PHAZAR CORP AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND NINE MONTHS ENDED MARCH 31, 2011 AND 2010

	Three Months Ended		Nine Months Ended
	March 31		March 31
	2011	2010	2011	2010

Sales and contract revenues	$1,991,678	$2,003,995	$6,849,510	$6,016,692
Cost of sales and contracts	1,276,435	1,036,638	4,001,801	3,165,846
Gross profit	715,243	967,357	2,847,709	2,850,846
Gross profit margin %	36%	48%	42%	47%

Selling, general and administration expenses	707,997	993,975	2,048,735	2,693,732
Research and development costs	94,574	195,932	547,106	824,329
Total selling, general and administration expenses	802,571	1,189,907	2,595,841	3,518,061

Operating Income (loss)	(87,328)	(222,550)	251,868	(667,215)

Other income
Interest income (net)	13,307	(2,425)	40,853	34,996
Other income	51	37,367	21,821	14,147
Total other income	13,358	34,942	62,674	49,143

Income (loss) from operations before income taxes	(73,970)	(187,608)	314,542	(618,072)

Income tax expense (benefit)	(1,490)	(63,787)	110,637	(206,757)

Net Income (loss) from continuing operations	(72,480)	(123,821)	203,905	(411,315)

Discontinued operations expense	724,789	-	724,789	-
Income tax benefit from discontinued operations	(246,428)	-	(246,428)	-
Net loss	$(550,841)	$(123,821)	$(274,456)	$(411,315)

Basic income (loss) per common share
Continuing operations	$(0.03)	$(0.05)	$0.09	$(0.18)
Discontinued operations	(0.21)	-	(0.21)	-
Net Income	$(0.24)	$(0.05)	$(0.12)	$(0.18)

Diluted loss per common share
Continuing operations	$(0.03)	$(0.05)	$0.09	$(0.18)
Discontinued operations	(0.21)	-	(0.21)	-
Net Income	$(0.24)	$(0.05)	$(0.12)	$(0.18)

Basic weighted average of common shares outstanding	2,307,588	2,301,608	2,305,987	2,299,556
Diluted weighted average of common shares outstanding	2,310,510	2,301,608	2,308,872	2,299,556

PHAZAR CORP AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
MARCH 31, 2011 AND MAY 31, 2010

	March 31, 2011	May 31, 2010
	(Unaudited)	(Audited)
CURRENT ASSETS
Cash and cash equivalents	$1,012,081	$2,030,774
Accounts receivable:
Trade, net of allowance for doubtful accounts of $0
as of March 31, 2011 and May 31, 2010	1,202,170	748,671
Inventories	2,967,820	3,481,074
Prepaid expenses and other assets	45,761	95,586
Income taxes receivable	261,231	316,374
Deferred income taxes	96,441	105,314
Total current assets	5,585,504	6,777,793

Property and equipment, net	1,076,408	1,170,090

Note receivable	797,993	432,146
Long - term deferred income tax	330,084	232,188
TOTAL ASSETS	$7,789,989	$8,612,217

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$300,606	$477,111
Accrued liabilities	603,270	899,072
Federal income tax liability	-	-
Deferred revenues	-	207,514
Total current liabilities	903,876	1,583,697

TOTAL LIABILITIES	903,876	1,583,697

COMMITMENTS AND CONTINGENCIES	-	-

SHAREHOLDERS’ EQUITY
Preferred Stock, $1 par, 2,000,000 shares authorized, none issued
or outstanding, attributes to be determined when issued	-	-

Common stock, $0.01 par, 6,000,000 shares authorized
and 2,382,728 and 2,378,428 issued and outstanding	23,828	23,785
Additional paid in capital	4,498,773	4,403,261
Treasury stock, at cost, 74,691 shares in May 31, 2010 and March 31, 2011	(215,918)	(215,918)
Retained earnings	2,579,430	2,817,392
Total shareholders’ equity	6,886,113	7,028,520

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$7,789,989	$8,612,217

PHAZAR CORP AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED MARCH 31, 2011 AND 2010

	(Unaudited)
	Nine Months Ended
	March 31,	March 31,
	2011	2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(274,456)	$(411,315)
Adjustments to reconcile net loss to net cash
used by operating activities:
Depreciation	98,784	105,177
Stock based compensation	84,829	184,410
Deferred federal income tax	(104,040)	(58,998)
Changes in operating assets and liabilities:
Accounts receivable	4,887	404,515
Inventories	463,899	(277,857)
Income taxes receivable	25,538	(179,405)
Prepaid expenses	29,781	(375)
Accounts payable	(496,463)	(53,938)
Accrued expenses	143,190	75,314
Deferred revenues	(28,704)	142,705
Net cash used by operating activities	(52,755)	(69,767)

CASH FLOWS FROM INVESTING ACTIVITIES:
Funding of note receivable	(323,000)	(379,993)
Purchase of property and equipment	(16,003)	(148,760)
Net cash used by investing activities	(339,003)	(528,753)

Net decrease in cash and cash equivalents	(391,758)	(598,520)
CASH AND CASH EQUIVALENTS, beginning of period	1,403,839	3,036,602
CASH AND CASH EQUIVALENTS, end of period	$1,012,081	$2,438,082

CONTACT:
PHAZAR CORP
Kathy Kindle, 940-325-3301
Fax: 940-325-0716
kindle@phazarcorp.com